Exhibit 10.3
1996 DEFERRED COMPENSATION PLAN
THE TIMKEN COMPANY
ELECTION AGREEMENT
     I,                                         , hereby elect to participate in the 1996 Deferred Compensation Plan for The Timken Company (the “Plan”) adopted with respect to the compensation that I may receive for the year beginning January 1, 2008.
     I hereby elect to defer payment of the compensation that I otherwise would be entitled to receive as follows:
DEFERRAL OF BASE SALARY
Percentage or dollar amount of Base Salary for 2008:

25% [ ]	50% [ ]	___% [ ]	$ [ ] per month
Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
Pay in lump sum [    ]
Pay in ___ (not to exceed 40) approximately equal quarterly installments [    ]
Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) [    ]

Please defer payment or make payment of first installment as follows:
Defer until my Termination of Employment [    ] *
Defer until                      [    ] (specify date or number of years following Termination of Employment)*

DEFERRAL OF ANNUAL BONUS
Percentage or dollar amount of bonus, if any, payable under the Management Performance Plan for 2008 (to be paid in 2009):

25% [ ]	50% [ ]	100% [ ]	___% [ ]	$ [ ]
Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
Pay in lump sum [    ]
Pay in ___ (not to exceed 40) approximately equal quarterly installments [    ]
Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) [    ]

Please defer payment or make payment of first installment as follows:
Defer until my Termination of Employment [    ] *
Defer until                      [    ] (specify date or number of years following Termination of Employment)*
DEFERRAL OF SAVINGS AND INVESTMENT PENSION (SIP) PLAN AMOUNTS THAT EXCEED IRS LIMITATIONS
Percentage or dollar amount, if any, that would otherwise be contributed to the Post-Tax Savings and Investment Pension (SIP) Plan (Employee Contributions and Match) in 2008:

25% [ ]	50% [ ]	100% [ ]	___% [ ]	$ [ ]
Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
Pay in lump sum [    ]
Pay in ___ (not to exceed 40) approximately equal quarterly installments [    ]
Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) [    ]

Please defer payment or make payment of first installment as follows:
Defer until my Termination of Employment [    ] *
Defer until                      [    ] (specify date or number of years following Termination of Employment) *

DEFERRAL OF COMMON SHARES PAYABLE PURSUANT TO PERFORMANCE UNITS EARNED UNDER THE LONG-TERM INCENTIVE PLAN
Percentage or number of Common Shares, if any, payable as a result of the earning of Performance Units (as defined in the Long-Term Incentive Plan) for the three year cycle that begins January 1, 2008 and continues through calendar years 2009 and 2010 (to be paid in 2011):

25% [ ]	50% [ ]	100% [ ]	___% [ ]	# of shares [ ]
Please make payment of the above Common Shares together with all earnings in my Account as follows:
Pay in lump sum [    ]
Pay in                      (not to exceed 40) approximately equal quarterly installments [    ]
Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) [    ]

Please defer payment or make payment of first installment as follows:
Defer until my Termination of Employment [    ] *
Defer until                      [    ] (specify date or number of years following Termination of Employment)*
DEFERRAL OF CASH AMOUNTS PAYABLE PURSUANT TO PERFORMANCE UNITS EARNED UNDER THE LONG-TERM INCENTIVE PLAN
Percentage or dollar amount, if any, payable as a result of the earning of Performance Units for the three year cycle that begins January 1, 2008 and continues through calendar years 2009 and 2010 (to be paid in 2011):

25% [ ]	50% [ ]	___% [ ]	___% [ ]	$ [ ]
Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
Pay in lump sum [    ]
Pay in ___ (not to exceed 40) approximately equal quarterly installments [    ]
Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) [    ]

Please defer payment or make payment of first installment as follows:
Defer until my Termination of Employment [    ] *
Defer until                      [    ] (specify date or number of years following Termination of Employment)*
DEFERRAL OF VESTED EXCESS CORE CONTRIBUTIONS
Percentage or dollar amount of any Vested Excess Core Contribution(s) for 2008:

25% [ ]	50% [ ]	___% [ ]	___% [ ]	$ [ ] per contribution

Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
Pay in lump sum [    ]
Pay in ___ (not to exceed 40) approximately equal quarterly installments [    ]
Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) [    ]

Please defer payment or make payment of first installments as follows:
Defer until my Termination of Employment [    ] *
Defer until                      [    ] (specify date or number of years following Termination of Employment) *
DEFERRAL OF UNVESTED EXCESS CORE CONTRIBUTIONS
Percentage or dollar amount of any Unvested Excess Core Contribution(s) for 2008:

25% [ ]	50% [ ]	___% [ ]	$ [ ] per contribution
Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:
Pay in lump sum [    ]
Pay in ___ (not to exceed 40) approximately equal quarterly installments [    ]
Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) [    ]

Please defer payment or make payment of first installment as follows:1
Defer until my Termination of Employment [    ] *
Defer until                      [    ] (specify date or number of years following Termination of Employment)*
SIGNATURE/AUTHORIZATION
     I acknowledge that I have reviewed the Plan and understand that my participation will be subject to the terms and conditions contained in the Plan. Capitalized terms used, but not otherwise defined, in this Election Agreement shall have the respective meanings assigned to them in the Plan.
     I understand that this Election Agreement applies only to the compensation earned by me during the periods specified above and will not apply to compensation earned in subsequent years.

[1]	Note that with respect to any Unvested Excess Core Contributions, the period of deferral can end no sooner than the date on which the Eligible Associate has achieved three Years of Service (as defined in and determined under the Savings and Investment Pension Plan).

     I acknowledge that I have been advised to consult with my own financial, tax, estate planning and legal advisors before making this election to defer in order to determine the tax effects and other implications of my participation in the Plan.
     I understand that generally my Termination of Employment will occur when I cease to be an associate. However, if I continue to provide services for the Company (as an employee or independent contractor) after I cease to be an associate, my Termination of Employment for purposes of the Plan may not occur until a later date.
     I understand that amendments to bring the Plan into compliance with Section 409A of the Internal Revenue Code are necessary, and I further agree that the Company has my consent to make these amendments with an effective date no later than January 1, 2009.
               Dated this       day of                     , 2007.

(Signature)	(Print or type name)